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                      METROPOLITAN LIFE INSURANCE COMPANY

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                    METFLEX
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED OCTOBER 18, 2013
                     TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement revises certain information contained in the April 29, 2013 prospectus for the MetFlex flexible premium variable life insurance policies.

The fees and expenses of the following Portfolios have been revised:

                                            DISTRIBUTION             ACQUIRED     TOTAL                     NET TOTAL
                                               AND/OR               FUND FEES     ANNUAL      FEE WAIVER      ANNUAL
                                MANAGEMENT  SERVICE(12B-   OTHER       AND      OPERATING   AND/OR EXPENSE  OPERATING
PORTFOLIO                          FEE        1) FEES     EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------  ----------  ------------  --------  ----------  ----------  --------------  ----------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS - INITIAL CLASS
Freedom 2010 Portfolio                   -             -         -        0.55%       0.55%              -        0.55%
Freedom 2015 Portfolio                   -             -         -        0.58%       0.58%              -        0.58%
Freedom 2020 Portfolio                   -             -         -        0.60%       0.60%              -        0.60%
Freedom 2030 Portfolio                   -             -         -        0.68%       0.68%              -        0.68%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.